UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

110 Veterans Memorial Boulevard
Metairie, Louisiana 70005
(Address of principal executive offices) (Zip Code)

(504) 837-5880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated June 10, 2003 announcing its second quarter 2003 results

Item 9. Regulation FD Disclosure (Information Provided Under Item 12).

     On June 10, 2003, the Company issued a press release announcing its second quarter 2003 results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     In accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the press release attached hereto as Exhibit 99.1, which is also intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is being furnished under Item 9, “Regulation FD Disclosure.”

     The information in this Item 9 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and incorporated by reference into the Company’s registration statements under the Securities Act of 1933, except for the information under the heading “Company Forecasts for the Third Quarter and Fiscal Year 2003” on pages 14 through 16 of the press release, which shall be deemed to be furnished to the Securities and Exchange Commission but not “filed.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART ENTERPRISES, INC

June 10, 2003	/s/ Michael G. Hymel

Michael G. Hymel Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated June 10, 2003 announcing its second quarter 2003 results